                                                                  March 17, 1995


THE CIT GROUP/CREDIT FINANCE, INC.
135 West 50th Street
New York, New York 10020

                     Re:  AMENDMENT TO FINANCING AGREEMENTS

Gentlemen:

     Reference is made to certain financing arrangements heretofore entered into between VERNITRON CORPORATION ("Borrower") and THE CIT GROUP/CREDIT FINANCE, INC. ("Lender") pursuant to certain financing agreements, including, but not limited to, the Loan and Security Agreement dated July 20, 1994 entered into between Borrower and Lender (the "Loan Agreement"), the $2,451,000 Promissory Note dated July 20, 1994 (the "Note") and related agreements, documents, instruments, notes, mortgages and guaranties creating or evidencing indebtedness or granting collateral security therefor, executed and delivered in connection therewith (all of the foregoing, as the same may now exist or may hereafter be amended, modified, supplemented, renewed, extended or replaced are hereinafter collectively referred to as the "Financing Agreements"). All capitalized terms used herein which are not otherwise defined herein, shall have the respective meaning ascribed to such terms as set forth in the Loan Agreement.

     Borrower has requested that Lender make additional loans available to Borrower and modify and amend certain provisions of the Financing Agreements, and Lender is willing to do so subject to the terms and conditions of this Letter Re: Amendment to Financing Agreements (the "Amendment").

     In consideration of the foregoing, the parties hereto hereby agree as follows:

          1. (a) Contemporaneously herewith, Lender is making an additional advance to Borrower in the original principal amount of $837,050.62 (the "Additional Term Loan"). The Additional Term Loan shall be consolidated with the outstanding principal balance of the Term Loan (collectively, the "Term Loan") which Term Loan shall be evidenced by that certain Promissory Note dated of even date herewith in the original principal amount of $2,701,334 executed and delivered by Borrower in favor of Lender (the "Note"). All references to the "Term Loan" or "Note" (as each said quoted term is defined in the Loan Agreement) shall be deemed amended to mean the Term Loan or Note, respectively, as defined in this paragraph 1.

               (b) Contemporaneously with the execution and delivery of the Note to Lender, Lender is delivering to Borrower the original Promissory Note dated July 20, 1994 by Borrower in favor of Lender in the original principal amount of $2,451,000, marked "Amended and Restated and Replaced by Promissory Note dated March 17, 1995 in the original principal amount of $2,701,334".

          2. (a) As a one time financial accommodation to the Borrower, Lender has agreed to make a supplemental advance to Borrower in respect of Eligible WIP Inventory. As of the date hereof, after giving effect to such advance, the outstanding principal amount of the WIP Advance, as defined in
Section 2.1(e)(ii) of the Loan Agreement, is $825,000.

               (b)  Notwithstanding anything to the contrary contained in
Section 2.1(e)(ii) of the Loan Agreement, (i) the WIP Advance shall be repaid in forty-eight (48) consecutive monthly installments, on the first (1st) day of each month, commencing April 1, 1995, of which the first forty-seven (47) installments shall each be in the amount of $17,187.50 and the last and forty-eighth (48th) installment shall be in the amount of the then unpaid outstanding balance of the WIP Advance; and (ii) if for any fiscal quarter (i.e., at March 31, June 30, September 30 or December 31 of any year) commencing with Borrower's fiscal quarter ending March 31, 1995, the Borrower's net loss before extraordinary items, and excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida, determined in accordance with GAAP, and as reported on Borrower's quarterly or annual financial statements, as the case may be, provided for under Section 6.1(c) of the Loan Agreement ("Quarterly Net Loss") exceeds $250,000, then, from and after the last day of such fiscal quarter, the monthly installments payable in respect of the WIP Advance shall be in the amount of $22,916.67 until the repayment in full of the WIP Advance; EXCEPT THAT, if, for any subsequent fiscal quarter following any fiscal quarter in which the Quarterly Net Loss exceeds $250,000, Borrower reports net income before extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida, determined in accordance with GAAP, in excess of $500,000, then, commencing with the immediately following month, the monthly installments payable in respect of the WIP Advance shall be in the amount of $17,187.50 until the WIP Advance is paid in full, PROVIDED HOWEVER, that if during any subsequent fiscal quarter the Borrower's Quarterly Net Loss again exceeds $250,000 then the monthly installments payable thereafter shall be in the increased amount of $22,916.67 as set forth above in this paragraph 2(b)(ii), subject to further reduction to $17,187.50 and to further increase to $22,916.67 in accordance with the terms hereof.

               (c) In addition to, and not in limitation of, the foregoing, Borrower shall make mandatory prepayments against the outstanding principal balance of the WIP

Advance in an amount equal to the amount by which the value at cost of Eligible WIP Inventory (as determined by Lender in its sole discretion) is less than $2,000,000. Such mandatory prepayments shall be made at such times and from time to time as Lender determines that the value, at cost, of Eligible WIP Inventory is less than $2,000,000. All payments required to be paid hereunder may, at Lender's option, be charged to any account(s) of Borrower maintained with Lender.

          3. Section 3.1(b) of the Loan Agreement is hereby amended and replaced in its entirety as follows:

               "(b) Notwithstanding anything to the contrary contained herein, if (i) as of any Interest Adjustment Date (as defined below), the outstanding amount of loans by Lender to Borrower: (1) against Borrower's real property located in St. Petersburg, Florida as provided in Section 10.2(a)(i) hereof does not exceed 50% of the quick-sale value thereof, as determined by Lender in its sole discretion, AND (2) against Borrower's Equipment, as provided for in
Section 10.2(a)(iii) hereof does not exceed 80% of the auction value of such Equipment, as determined by Lender in its sole discretion, AND (3) against Borrower's inventory does not exceed 75% of the orderly liquidation value thereof, as determined by Lender in Lender's sole discretion, AND (4) against Borrower's AST Bearings and Beau Interconnect Accounts, as determined by Lender in its sole discretion, does not exceed 85% of the value thereof, AND (5) against Borrower's Motion Control Accounts, as determined by Lender in its sole discretion, does not exceed 83% of the value thereof AND (6) against Borrower's Precision Components Accounts, as determined by Lender in its sole discretion, does not exceed 79% of the value thereof, then from and after the Interest Adjustment Date and so long as all such advance rate limitations described above continue to be met, the Interest Rate as provided under Section 3.1 (a) and
Section 10.4(a) then in effect (after giving effect to any adjustment as provided for under Section 2.1(g) hereof) shall be reduced by one-quarter of one (.25%) percent per annum; and (ii) as of any Interest Adjustment Date, if (x) all advance rate limitations under Section 3.1(b)(i) are met AND (y) the Borrower's Cash Flow (as defined below), calculated quarterly on a cumulative basis, is positive, then, from and after the Interest Adjustment Date and so long as all such advance rate limitations under Section 3.1(b)(i) continue to be met, THEN, the Interest Rate as provided under Section 3.1(a) and Section 10.4(a) then in effect (after giving effect to any adjustments as provided for under Section 2.1(g) hereof) shall be reduced, in addition to the reduction as set forth in Section 3.1(b)(i) hereof, by an additional one-quarter of one (.25%) percent per annum."

          4. Notwithstanding anything to the contrary contained in Section 9.2 of the Loan Agreement, if Lender terminates the Loan Agreement upon or after the occurrence of an Event of Default, or if Borrower shall terminate the Loan Agreement as permitted therein effective prior to the end of the then-current Term for any reason other than an Acquisition Financing Termination Event (as defined below), in addition to all other Obligations, Borrower shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to (a) three (3%) percent of the Maximum Credit if such termination occurs on or prior to the first anniversary of this Amendment, (b) two (2%) percent of the Maximum Credit if such termination occurs after the first anniversary and on or before the second anniversary of this Amendment, (c) one (1%) percent of the Maximum Credit if such termination occurs after the second anniversary of this Amendment. In the event the Borrower terminates the Loan Agreement in accordance with Section 9 in connection with an Acquisition Financing Termination Event, Borrower shall pay to Lender the early termination fee as set forth in Section 9.2 of the Loan Agreement.

          For purposes hereof, "Acquisition Financing Termination Event" shall mean a termination by Borrower of the then existing financing arrangements between Lender and Borrower resulting from Lender's inability or unwillingness to provide, upon terms reasonably acceptable to Borrower, financing for the purchase by Borrower of all or substantially all of the capital stock and/or assets of another entity, including, in connection with the financing of such purchase, the continuation, amendment or refinancing, upon terms reasonably acceptable to Borrower, of the then existing financing arrangements between Lender and Borrower.

          5. Sections 10.1 and 10.2 of the Loan Agreement are hereby amended and replaced in their entirety as follows:

   "10.1  (a)  Maximum Credit:                                      $17,500,000

          (b)  Gross Availability Formulas:

               (i) Eligible Accounts Percentages (the term "Quarterly Net Loss" shall have the meaning as set forth in that certain Letter
                    Re: Amendment to Financing Agreements dated March __, 1995 (the "Amendment")):

                    (1)  AST BEARINGS AND BEAU INTERCONNECT ELIGIBLE ACCOUNTS
                         PERCENTAGE:  Subject to the succeeding terms of this
                         Section 10.1(b)(i)(1), the applicable AST Bearings and Beau Interconnect Eligible Accounts Percentage for AST Bearings and Beau Interconnect Accounts shall be 90% PROVIDED, HOWEVER, that in the event that Borrower's Quarterly Net Loss for any fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, exceeds $250,000 (whether the same occurs prior to or subsequent to any fiscal quarter in which Borrower reports, in any fiscal quarter, quarterly net income before extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) in excess of $500,000) the AST Bearings and Beau Interconnect Eligible Accounts Percentage shall be reduced in each succeeding month by .25%, FURTHER PROVIDED, however, that in no event shall the AST Bearings and Beau Interconnect Eligible Accounts Percentage be thereby reduced below 85%. In the event that, AFTER a fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, in which Borrower's Quarterly Net Loss exceeded $250,000, Borrower reports in any such fiscal quarter quarterly net income prior to extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) exceeding $500,000, unless and until Borrower's Quarterly Net Loss in any succeeding fiscal quarter exceeds $250,000, the AST Bearings and Beau Interconnect Eligible Accounts Percentage shall be increased in each month by .25%, PROVIDED HOWEVER, that in no event shall the AST Bearings and Beau Interconnect Eligible Accounts Percentage exceed 90%. If the aggregate amount of Borrower's credits, allowances, discounts, write-offs, contra-accounts, and other offsets which reduce the value of AST Bearings and Beau Interconnect Accounts, as determined by Lender in its sole discretion, divided by gross AST Bearings and Beau Interconnect Accounts invoices ("AST BEARINGS AND BEAU INTERCONNECT DILUTION PERCENTAGE") is equal to or greater than two (2%) percent, then the AST Bearings and Beau Interconnect Eligible Accounts Percentage then in effect shall be reduced by one (1%) percentage point for each percentage point, by which the AST Bearings and Beau Interconnect Dilution Percentage exceeds two (2%) percent. Any such adjustment resulting from the AST Bearings and Beau Interconnect Dilution Percentage shall be in addition to any adjustment in the AST Bearings and Beau Interconnect Eligible Accounts Percentage as provided for above. The AST Bearings and Beau Interconnect Dilution Percentage shall be calculated on a rolling 90 day average.

                    (2) MOTION CONTROL ELIGIBLE ACCOUNTS PERCENTAGE: Subject to the succeeding terms of this Section 10.1(b)(i)(2), the applicable Motion Control Eligible Accounts Percentage shall be 85% PROVIDED, HOWEVER, that in the event that Borrower's Quarterly Net Loss for any fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, exceeds $250,000 (whether the same occurs prior to or subsequent to any fiscal quarter in which Borrower reports quarterly net income before extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) in excess of $500,000) the Motion Control Eligible Accounts Percentage shall be reduced in each succeeding month by .25%, FURTHER PROVIDED, however, that in no event shall the Motion Control Eligible Accounts Percentage be thereby reduced below 80%. In the event that, AFTER a fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, in which Borrower's Quarterly Net Loss exceeded $250,000, Borrower reports in any such fiscal quarter quarterly net income prior to extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) exceeding $500,000, unless and until Borrower's Quarterly Net Loss in any succeeding fiscal quarter exceeds $250,000, the Motion Control Eligible Accounts Percentage shall be increased in each month by .25% PROVIDED HOWEVER, that in no event shall the Motion Control Eligible Accounts Percentage exceed 85%. If the aggregate amount of Borrower's credits, allowances, discounts, write-offs, contra-accounts, and other offsets which reduce the value of Motion Control Accounts, as determined by Lender in its sole discretion, divided by gross Motion Control invoices ("MOTION CONTROL DILUTION PERCENTAGE") is equal to or greater than five (5%) percent, then the Motion Control Eligible Accounts Percentage then in effect shall be reduced by one (1%) percentage point for each percentage point, by which the Motion Control Dilution Percentage exceeds five (5%) percent. Any such adjustment resulting from the Motion Control Dilution Percentage shall be in addition to any adjustment in the Motion Control Eligible Accounts Percentage as provided for above. The Motion Control Dilution Percentage shall be calculated on a rolling 90 day average.

                    (3)  PRECISION COMPONENTS ELIGIBLE ACCOUNTS PERCENTAGE:
                         Subject to the succeeding terms of this Section 10.1(b)(i)(3), the applicable Precision Components Eligible Accounts Percentage shall be 84% PROVIDED, HOWEVER, that in the event that Borrower's Quarterly Net Loss for any fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, exceeds $250,000 (whether the same occurs prior to or subsequent to any fiscal quarter in which Borrower reports quarterly net income before extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) in excess of $500,000) the Precision Components Eligible Accounts Percentage shall be reduced in each succeeding month by .25%, FURTHER PROVIDED, however, that in no event shall the Precision Components Eligible Accounts Percentage be thereby reduced below 79%. In the event that, AFTER a fiscal quarter, commencing with Borrower's fiscal quarter ending March 31, 1995, in which Borrower's

                         Quarterly Net Loss exceeded $250,000, Borrower reports in any such fiscal quarter quarterly net income prior to extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) exceeding $500,000, unless and until Borrower's Quarterly Net Loss in any succeeding fiscal quarter exceeds $250,000, the Precision Components Eligible Accounts Percentage shall be increased in each month by .25%, PROVIDED HOWEVER, that in no event shall the Precision Components Eligible Accounts Percentage exceed 84%.
                         If the aggregate amount of Borrower's credits, allowances, discounts, write-offs, contra-accounts, and other offsets which reduce the value of Precision Component Accounts, as determined by Lender in its sole discretion, divided by gross Precision Component Accounts invoices ("PRECISION COMPONENT ACCOUNTS DILUTION PERCENTAGE") is equal to or greater than six (6%) percent, then the Precision Component Eligible Accounts Percentage then in effect shall be reduced by one (1%) percentage point for each percentage point, by which the Precision Component Accounts Dilution Percentage exceeds six (6%) percent. Any adjustment resulting from the Precision Component Accounts Dilution Percentage shall be in addition to any adjustment in the Precision Component Accounts Percentage as provided for above. The Precision Component Accounts Dilution Percentage shall be calculated on a rolling 90 day average.

               (ii) Eligible Inventory Percentages - Borrower hereby
                    acknowledges, confirms and agrees that each of the Eligible Inventory Percentages as set forth below in this Section 10.1(b)(ii) is based upon 90% of the orderly liquidation value as set forth in the Accuval Associates, Inc. appraisal dated March, 1994 ("INVENTORY APPRAISAL"). In addition to, and not in limitation of, Lender's rights hereunder, commencing with Borrower's fiscal year ending December 31, 1995, after any fiscal year in which Borrower's net loss (before extraordinary items and excluding any loss arising from the sale of

                    Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida) exceeds $1,000,000, Lender shall in the succeeding year have the right to update the Inventory Appraisal, at Borrower's sole cost and expense, and Lender shall have the right to adjust the Eligible Inventory Percentages as set forth herein accordingly. The Borrower further acknowledges, confirms and agrees that in the event that Borrower's Quarterly Net Loss exceeds $250,000 during the Term of this Agreement (whether the same occurs prior to or subsequent to any fiscal quarter in which Borrower reports quarterly net income before extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) in excess of $500,000), then commencing with the first month immediately following said quarter, each of the Eligible Inventory Percentages as set forth in this Section 10.1(b)(ii) shall be recalculated based upon an orderly liquidation value reduced by .25% each month, PROVIDED, however, that in no event shall the advance rate be calculated on less than 80% of the orderly liquidation value of the Eligible Inventory as set forth in the Inventory Appraisal. In the event that, AFTER a fiscal quarter in which Borrower's Quarterly Net Loss exceeded $250,000, Borrower reports net income prior to extraordinary items, excluding any loss arising from the sale of Borrower's owned real estate located in Deer Park, New York and St. Petersburg, Florida (determined in accordance with GAAP) for any fiscal quarter exceeding $500,000, unless and until Borrower's Quarterly Net Loss in any succeeding fiscal quarter exceeds $250,000, each of the Eligible Inventory Percentages as set forth in this Section 10.1(b)(ii) shall be recalculated each month based upon an orderly liquidation value increasing by .25% each month, PROVIDED, HOWEVER, that in no event shall such advance rates be calculated based upon greater than 90% of the orderly liquidation value of the Eligible Inventory as set forth in the Inventory
                    Appraisal:

                    (1) For acceptable and eligible finished good inventory of each of the following Divisions or Groups of Borrower, as Lender may in its sole discretion classify inventory of Borrower, the following shall be the respective applicable Eligible Inventory Percentages:

                         (A)  AST Bearings Division
                              Slow Moving (as defined below) ball bearing
                              inventory                                      36%

                         (B)  AST Bearings Division
                              Fast Moving (as defined below) ball bearing
                              inventory                                      54%

                         (C)  INTENTIONALLY OMITTED

                         (D)  Precision Components Group
                              Non-Trimmer inventory located in
                              St. Petersburg, Florida                         9%

                         (E)  Beau Interconnect Systems Division
                              Inventory #1 (Standard)                        45%

                         (F)  Beau Interconnect Systems Division
                              Inventory #2 (Purch. For Resale)               14%

                         (G)  Beau Interconnect Systems Division
                              Inventory #3 (Std. Allocated)                  68%

                         (H)  Beau Interconnect Systems Division
                              Inventory #4 (Purch. For Resale)               23%

                         (I)  Beau Interconnect Systems Division
                              Inventory #5 (On The Floor)                    45%

                         For the purposes of this Section 10.1(b)(ii), "SLOW MOVING" is defined as finished goods inventory that turns less than once a year but more than once every five years (as determined by Lender in its discretion) and "FAST MOVING" is defined as finished goods inventory that turns more than once a year (as determined by Lender in its discretion).

                    (2) For acceptable and eligible raw material inventory of each of the following Divisions or Groups of Borrower, as Lender may in its sole discretion classify inventory of Borrower, the following shall be the respective applicable Eligible Inventory Percentages:

                         (A)  Motion Control Group
                              raw materials                                   9%

                         (B)  Precision Components Group
                              raw materials                                   9%

                         (C)  Beau Interconnect Systems Division
                              raw materials #1 (Metal)                       54%

                         (D)  Beau Interconnect Systems Division
                              raw materials #2 (Compound)                    63%

                         (E)  Beau Interconnect Systems Division
                              raw materials #3 (Screws Purch.)               45%

                         (F)  Beau Interconnect Systems Division
                              raw materials #4 (Purch. Hdwre-Europe)         27%

                         (G)  Beau Interconnect Systems Division
                              raw materials #5 (Other Purchased)              9%

                         (H)  Beau Interconnect Systems Division
                              raw materials #6 (On The Floor)                45%

                         (I)  Beau Interconnect Systems Division
                              raw materials #7 (Brass Salvage)               72%

                         (J)  Beau Interconnect Systems Division
                              raw materials #8 (Bulk)                        23%

                         (K)  Beau Interconnect Systems Division
                              raw materials #9 (QC Awaiting)                 45%

                         (L)  Beau Interconnect Systems Division
                              raw materials #10 (Screw Adj.)                 23%

          (c) Inventory Sublimit(s): The maximum aggregate outstanding amount of Revolving Loans against Eligible Inventory, plus the WIP Advance then outstanding, shall not exceed, at any one time outstanding, the aggregate principal amount of $6,000,000 ("INVENTORY SUBLIMIT"). Additionally, the maximum aggregate amount of Revolving Loans against Eligible Inventory outstanding at any one time PLUS the then outstanding principal balance of the WIP Advance shall not exceed, in the aggregate, seventy-five (75%) percent of the aggregate amount of Revolving Loans then available with respect to the Borrower's Eligible Accounts.

          (d)  Minimum Borrowing:                             (i)     $9,000,000
                                                             (ii)     $5,000,000

          (e)  Maximum days after Invoice
                 Date for Eligible Accounts:                                  90

          (f) Accounts Sublimits: The maximum outstanding aggregate amount of Revolving Loans made by Lender to Borrower hereunder against all U.S. Government Accounts and Foreign Accounts shall not exceed, at any one time outstanding, the aggregate amount of $1,000,000 PROVIDED THAT, within such sublimit (i) the maximum aggregate amount of Revolving Loans against Foreign Subsidiary Accounts shall not exceed, at any one time outstanding, the aggregate amount of $500,000 and (ii) the maximum aggregate amount of Revolving Loans against Open Foreign Accounts shall not exceed, at any one time outstanding, the aggregate amount of $25,000 against any individual account debtor and the aggregate amount of $500,000 against all Open Foreign Accounts.

     10.2 Term Loan:                                                  $2,701,334


          (a)  Sublimits:

               (i)       St. Petersburg, Florida real estate            $882,000
               (ii)      Deer Park, New York real estate                $880,000
               (iii)     Equipment                                      $939,334

          6. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement, the Note or the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement, the Note and the other

Financing Agreements are hereby specifically ratified and confirmed in accordance with their respective terms as of the date hereof.

          7. In the event any term or provision of the Loan Agreement, the Note or the other Financing Agreements conflicts with any term or provision of this letter agreement, the term or provision of this letter agreement shall control.

                              Very truly yours,

                              VERNITRON CORPORATION


                              By: /S/ RAYMOND F. KUNZMANN
                                  ----------------------------------------------

                              Title: Vice President
                                     -------------------------------------------
ACCEPTED:

THE CIT GROUP/CREDIT FINANCE, INC.


By: /S/ BENJAMIN SZTEINBERG
    --------------------------

Title: Assistant Vice President
       ----------------------------